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                                                                    EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)



New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)


48 Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                     (Zip code)


                                   ----------

                        LITCHFIELD FINANCIAL CORPORATION
               (Exact name of obligor as specified in its charter)


Massachusetts                                                04-3023928
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


430 Main Street
Williamstown, MA                                             01267
(Address of principal executive offices)                     (Zip code)


                                   ----------


                                      Notes
                       (Title of the indenture securities)



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1.    General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

      Superintendent of Banks of the State of      2 Rector Street, New York,
      New York                                     N.Y. 10006, and Albany,
                                                   N.Y. 12203

      Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                   N.Y. 10045

      Federal Deposit Insurance Corporation        Washington, D.C. 20429

      New York Clearing House Association          New York, New York 10005

      (b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)





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      6.    The consent of the Trustee required by Section 321(b) of the Act.
            (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.








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                                    SIGNATURE



      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of July, 1998.


                                      THE BANK OF NEW YORK



                                      By: /S/ MARY JANE SCHMALZEL
                                          ------------------------------------
                                          Name: MARY JANE SCHMALZEL
                                          Title: VICE PRESIDENT







                                       -4-

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                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286
                      And Foreign and Domestic Subsidiaries
a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



ASSETS                                                                                    Dollar Amounts
                                                                                           in Thousands

Cash and balances due from depository institutions:
      Non interest-bearing balances and currency and coin ...............                    $6,397,993
      Interest-bearing balances .........................................                     1,138,362
Securities:
      Held-to-maturity securities .......................................                     1,062,074
      Availabe-for-sale securities ......................................                     4,167,240
Federal funds sold and Securities purchased under
      agreements to resell ..............................................                       391,650
Loans and lease financing receivables:
      Loans and leases, net of unearned income ..........................  36,538,242
      LESS: Allowance for loan and lease losses .........................     631,725
      LESS: Allocated transfer risk reserve .............................           0
      Loans and leases, net of unearned income,
           allowance and reserve ........................................                    35,906,517
Assets held in trading accounts .........................................                     2,145,149
Premises and fixed assets (including capitalized leases) ................                       653,929
Other real estate owned .................................................                        10,595
Investments in unconsolidated subsidiaries and
      associated companies ..............................................                       237,991
Customer's liability to this bank on acceptances outstanding ............                       932,747
[?] assets ..............................................................                     1,072,517
Owe's assets ............................................................                     1,653,173
                                                                                            -----------
Total assets ............................................................                   $55,838,225
                                                                                            ===========

LIABILITIES
Deposits
      In domestic offices ...............................................                   $24,542,354
      Non-interest bearing ..............................................  10,011,422
      Interest-bearing ..................................................  14,537,632
      In foreign offices and Agreement subsidiaries .....................                    15,319,055
      Non-interest bearing ..............................................     707,520
      Interest-bearing ..................................................  14,617,182
Federal purchases and Securities Subsidiaries sold
      under agreements to repurchase ....................................                     1,995,055
Demand notes issued to the U.S. Treasury ................................                       215,925
Trading liabilities .....................................................                     1,591,288
Other borrowed money:
      With remaining maturity of one year or less .......................                     1,991,119
      With remaining maturity of more than one year
           through three years ..........................................                             0
      With remaining maturity of more than three years ..................                        25,574
Banks liability of acceptances executed and outstanding .................                       939,145
Subordinated notes and debentures .......................................                     1,314,000
Other liabilities .......................................................                     2,421,251
                                                                                            -----------
Total liabilities .......................................................                    50,631,514
                                                                                            -----------

EQUITY CAPITAL
Common Stock ............................................................                     1,135,284
Surplus .................................................................                       731,319
Undivided profits and capital reserves ..................................                     3,328,050
                                                                                            -----------
Net unrealized holding gains (losses) on available-for-sale
      securities ........................................................                        40,193
Cumulative foreign currency transition adjustments ......................                       (36,129)
                                                                                            -----------
Total equity capital ....................................................                     5,199,722
                                                                                            -----------
Total liabilities and equity capital ....................................                   $55,832,236
                                                                                            ===========



      1. Robert E. Keilman Senior Vice President and Controller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                  Robert E. Keilman

      We the undersigned directors attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

          Thomas A Renyi   )
          Alen R. Griffith )  Directors
          J. Caner Baco    )